December 2013 ACI Worldwide Investor Conferences December, 2013 Exhibit 99.1

December 2013
Private Securities Litigation Reform Act of 1995
Safe Harbor for Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.
The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  A
discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation.  The
Company assumes no obligation to update any forward-looking
statement in this presentation, except as required by law.

December 2013

About ACI Worldwide
• High quality products and services drive strong renewal
rates on a large installed user base of over 5,000 customers
• Long-term, blue-chip, geographically diverse customer base with low customer concentration
• Subscription-based model drives recurring revenue and
provides stability and predictability to our operations
• Large contractual backlog provides earnings visibility and allows our management to optimally manage the size and
infrastructure of the business
• Leading payments transformation with Universal Payments
(UP)
• Management team has an established track record of
operational excellence and significant industry experience
2013
Pro Forma Revenue
$1035 Million
2013
Pro Forma Adjusted EBITDA
$291 Million
9/30/2013
60-Month Backlog
$3.1 Billion
Founded in 1975,
ACI is a leading
provider of
electronic
payments and
transaction banking
software solutions
for financial
institutions,
retailers,
processors and
billers worldwide
Note: Pro Forma Revenue is presented on a Non-GAAP basis that adds back the Deferred Revenue Fair
Value Adjustment. Pro Forma Adjusted EBITDA excludes transaction and litigation expenses. Both metrics are presented on a pro forma basis for the ORCC and OPAY acquisitions.

December 2013
Global Distribution and Customer Base:
The Leader in the Mega and Large FIs Market
Headquarters          Regional Offices          Distributors
AMERICAS
1,950+ customers
EMEA
500+ customers
ASIA/PACIFIC
150+ customers
5,000+ customers in over 80 countries rely on ACI solutions
Customers: ~ 180
processors globally
Customers: ~ 290
retailers globally

Customers: 3600+
US billers
18 of the top 20 and 67 of the top 100 global banks are customers
~ 4,500 employees in 36 countries

Fraud 3%
Other 4%
Wholesale Payments 5%
Bill Pay / Collections 18%
Online Banking and Branch Solutions 23%
Retail Payments 47%

December 2013

ACI is a Leading Provider of Electronic Payments and Transaction
Banking Solutions
• Tools to prevent payment transaction
fraud and enterprise financial crimes
• Case management
Fraud
• Internet-based electronic bill payment and
presentment
• Transaction-based, hosted services for
banks and billers
• Automated collection application
Bill Pay / Collections
• Consumer and Business Internet Banking,
Mobile, Trade Finance and Branch
Automation sold to large banks globally as
license or hosted subscription services
• Consumer and small biz Internet and
mobile banking sold to US community FIs
and credit unions as hosted, subscription
Online Banking
• Software sold to global banks that enables
the providing of treasury services to large
corporates
• High value wire transfers, Low Value Bulk
Payments and SWIFT messaging
Wholesale Payments
• Software sold directly to banks and
payment processors
• Solutions help authenticate, authorize,
acquire, clear and settle electronic
consumer payments
• Payments acquiring and authorization
solution for retailers
Retail Payments
1
Financial Insights - Worldwide Payments Market Sizing 2012 and 3
rd
Party Consultant
Note: Revenue figures represent Pro Forma FY 2012 GAAP Revenue on a pro forma basis for the ORCC and S1 acquisitions.  Figures exclude OPAY acquisition.
ACI Product Family Revenue % Highlights
In a highly fragmented
market, we control 6%
of the market spend¹
Software facilitates over
120 billion consumer
transaction per year;
scales to thousands per
second
~1/3 of all domestic
SWIFT transactions
Enables over $13 trillion
in payments each day
Software designed for
“Five nines availability”
2/3 of all Fed wires

ACI payment systems

WELLS FARGO

usbank

Bank of America Merrill Lynch

Santander

PNC

FIFTH THIRD BANK

REGIONS

HSBC

TD Bank

December 2013

Diverse Customer Base of Top Global Banks, Processors, Billers and
Retailers Provide Significant Cross Sell Opportunities
Customer % of Total
Customer #1 3.3%
Customer #2 1.7%
Customer #3 1.7%
Customer #4 1.4%
Customer #5 1.1%
Customer #6 1.1%
Customer #7 0.9%
Customer #8 0.9%
Customer #9 0.9%
Customer #10 0.9%
Top 20 Customers 21.4%
Other Customers 78.6%
Total ACI Pro Forma 2012 Revenue 100.0%
Pro Forma FY 2012 Revenue by Customer
No single customer represents more than 4%
of pro forma 2012 revenue
On average, customers use 3 ACI products or
less representing a large cross sell opportunity
Note: Revenue figures represent Pro Forma FY 2012 GAAP Revenue on a pro forma basis for the ORCC and S1 acquisitions.  Figures exclude OPAY contribution.

December 2013
Attractive trends will drive growth opportunities for ACI
1
Source: Financial Insights - Worldwide Payments Market Sizing 2012 and 3rd Party Consultant
2
Source: McKinsey “Dynamic Changes in the Global Payments Industry”, 2012

Industry
Dynamics
2
Customer
Trends
Market
Sizing
1
• Shift from paper to electronic
• Compounding regulatory
requirements
• Revenue and profitability pressures
• Complexity from globalization
FIs looking to transform their businesses by:
• Driving down unit costs
• Launching new products quicker
• Reducing risks
• Improving customer satisfaction and loyalty
• Vendor Consolidation
• Total addressable market is ~$20bn in 2013 and growing 7-8% overall
• ~50% of addressable market is in-sourced (homegrown) applications
• Global transaction volume growth expected to be 9% CAGR through 2020
• Increasing fraud costs
• Convergence of payments; real-time
• Legacy systems increasingly difficult to
update
Favorable Industry and Customer Trends

December 2013

Strategy to Drive Superior Performance
Continued Focus on Control, Profitability and Growth
• Continue to increase recurring revenue base
• Expand customer relationships by cross-selling (on average customers use 3 ACI products or less)
• Lead payments transformation with Universal Payments Platform delivering technology-enabled efficiencies
• Expand geographically
Growth
Drivers
• Expand margins through operating leverage and process-driven operating philosophy
• Realize cost synergies derived from recent acquisitions
Continuous
Improvements
to Drive Margin
Expansion
• Buy, build or partner to fill-in product gaps or expand customer base
• Recent acquisitions have added product, scale and market breadth
• ORCC acquisition provides ACI with a full-service Bill Payment platform for Online Banking and Billers
• OPAY acquisition expands bill payment reach into key new verticals incl. Federal, State & Local government, taxes and higher education
Disciplined
Acquisition /
Investment
Strategy

December 2013 Financial Overview

SNET 19% CAGR
$425
$132
$293
$525
$210
$315
$556
$226
$330
$766
$265
$501
$813
$261
$552
2009
2010
2011
2012
LTM
9-30-13
(millions)

21% CAGR
$1,517
$1,566
$1,617
$2,416
$3,112
2009
2010
2011
2012
9-30-13
(millions)

December 2013

ACI Term
Extensions
•
Renewal rates across ACI products >96%
•
>95% of our contracts are transaction-based
SALES BOOKINGS HISTORICAL 60-MONTH BACKLOG
Bookings Growth Leads to Large Backlog
Provides Revenue and Earnings Visibility
ACI Sales, Net of
Term Extensions
(SNET)

20% CAGR
$406
$418
$465
$689
$814
2009
2010
2011
2012
LTM
9-30-13
(millions)

35% CAGR
+900 bps
$73
$88
$113
$191
$223
18%
21%
24%
28%
27%
2009
2010
2011
2012
LTM
9-30-13
(millions)

December 2013

NON-GAAP REVENUE ADJUSTED EBITDA
Adjusted EBITDA % Margin
•
LTM 9/30/13 revenue geographic mix: 70% Americas, 20% EMEA and 10%
Asia Pacific
ACI’s Financial Summary
2009 – LTM 9/30/2013

$240
$180
$120
$60
$0
QUARTERLY REVENUE (MILLIONS)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2009
2010
2011
2012
2013

December 2013

Ongoing Services, Implementations, Increased Capacity Sales & Other
Recurring Revenue: Hosting, Maintenance & License
Fees (Paid Monthly, Quarterly or Annually)
• Recurring revenue has increased in dollar amount and as a percent of revenue
• Virtually all components of revenue are seasonally stronger in the latter half of the year
>70% Recurring Revenue and Growing
STRONG RECURRING REVENUE GROWTH

3%
3%
4%
2%
3%
$10
$13
$19
$17
$22
2009
2010
2011
2012
LTM
9-30-13
(millions)
% of Non-GAAP Revenue

$30
$63
$67
$24
$106
2009
2010
2011
2012
LTM
9-30-13
(millions)

December 2013
OPERATING FREE CASH FLOW
CAPITAL EXPENDITURES
Low capital expenditures needed to
maintain existing client base
ACI consistently generates strong free cash
flow

Low Cap Ex and Strong Cash Flow
•
NOLs starting to contribute and cash taxes
much lower than GAAP
•
Current net leverage ratio 2.8x

December 2013
2013 Pro Forma Non-GAAP Revenue Bridge
$883
$30
$122
$1035
ORCC
Stub
OPAY
Stub
2013 Pro Forma
2013
*(millions)
Represents low end of guidance
Stub additions normalize for full year contribution

•
Normalized 2013 revenue mix:
•
40% Hosting (SaaS), 24% Maintenance and 36% License &
Services
•
75% recurring revenue

December 2013
2013 Pro Forma Adjusted EBITDA Bridge
$12
$5
$291
ORCC
Stub and
incremental
synergies
S1
Synergies
Pro Forma
2013
$257
2013
OPAY
Stub and
synergies
$17
*(millions)
Represents low end of guidance
Stub additions normalize for full year contribution

December 2013
Summary
FINANCIAL SUMMARY – FIVE YEAR TARGETS
•
Organic revenue growth – Mid to upper single digits
•
Adjusted EBITDA margin – 100 bps expansion per year
•
Operating free cash flow – Track adjusted EBITDA growth
•
Sales net of term extension growth – High single digits

December 2013
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries related to the acquisitions of ORCC and S1 and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-
GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include:

Non-GAAP Financial Measures
• Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1,
Online Resources and Official Payments if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.
• Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1, Online Resources and Official Payments if not for GAAP purchase accounting requirements and significant transaction related expenses. Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.
• Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1, Online Resources and Official Payments if not for GAAP purchase accounting requirements and significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

December 2013
Non-GAAP Revenue (millions)
2009 2010 2011 2012 Q4 2012
9 months
9-30-13
LTM
9-30-13
Revenue 406 $     418 $     465 $     667 $     224 $     582 $       806 $
Deferred revenue fair value adjustment -         -         -         22          4            4              8
Non-GAAP revenue 406 $     418 $     465 $     689 $     228 $     586 $       814 $
Adjusted EBITDA (millions)
2009 2010 2011 2012 Q4 2012
9 months
9-30-13
LTM
9-30-13
Net income (loss) 20 $       27 $       46 $       49 $       50 $       13 $         63 $
Plus:
Income tax expense (benefit) 13          22          18          16          24          5              29
Net interest expense 2            1            1            10          3            17            20
Net other expense 7            4            1            -         (1)           2              1
Depreciation expense 6            6            8            13          4            14            18
Amortization expense 17          20          21          38          10          36            46
Non-cash compensation expense 8            8            11          15          3            11            14
Adjusted EBIDTA 73          88          106        141        93          98            191
      Deferred revenue fair value adjustment -         -         -         22          4            5              9
    Employee related actions -         -         -         11          -         9              9
    Facility closure costs -         -         -         5            1            1              2

IT exit costs -         -         -         3            -         -           -
    Other significant transaction related
expenses -         -         7            9            3            9              12
Adjusted EBIDTA excluding significant
transaction related expenses 73 $       88 $       113 $     191 $     101 $     122 $       223 $

Non-GAAP Financial Measures

December 2013

Non-GAAP Financial Measures
Reconciliation of Operating Free Cash Flow
(millions)
2009 2010 2011 2012 Q4 2012
9 months
9-30-13
LTM
9-30-13
Net cash provided (used) by operating
activities 44 $      81 $      83 $      (9) $       4 $        87 $        91 $
Net after-tax payments associated with
employee-related actions 3 - - 6 - 5 5
Net after-tax payments associated with facility
closures - - - 3 2 1 3
Net after-tax payments associated with
significant transaction related expenses - - 4 9 - 7 7
Net after-tax payments associated with cash
settlement of S1 options - - - 10 - - -
Net after-tax payments associated with IBM IT
Outsourcing Transition 1 1 1 - - -
Plus IBM Alliance liability repayment - - - 21 21 - 21
Less capital expenditures (10) (13) (19) (17) (3) (18) (21)
Less IBM Alliance technical enablement
expenditures (7) (6) (2) - - - -
Operating Free Cash Flow
30 $      63 $      67 $      24 $      24 $      82 $        106 $

December 2013
Reconciliation of Operating Free Cash Flow
(millions)
2009 2010 2011 2012 Q4 2012
9 months
9-30-13
LTM
9-30-13
Net cash provided (used) by operating
activities 44 $       81 $       83 $       (9) $        4 $         87 $         91 $
Net after-tax payments associated with
employee-related actions
3            -         -         6            -         5              5
Net after-tax payments associated with facility
closures -         -         -         3            2            1              3
Net after-tax payments associated with
significant transaction related expenses
-         -         4            9            -         7              7
Net after-tax payments associated with cash
settlement of S1 options -         -         -         10          -         -           -
Net after-tax payments associated with IBM IT
Outsourcing Transition
1            1            1            -         -           -
Plus IBM Alliance liability repayment -         -         -         21          21          -           21
Less capital expenditures (10)         (13)         (19)         (17)         (3)           (18)           (21)
Less IBM Alliance technical enablement
expenditures
(7)           (6)           (2)           -         -         -           -
Operating Free Cash Flow
30 $       63 $       67 $       24 $       24 $       82 $         106 $

Non-GAAP Financial Measures
ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.

December 2013
ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

Non-GAAP Financial Measures
• Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
• License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
• Non-recurring license arrangements are assumed to renew as recurring revenue streams.
• Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated
in currencies other than the U.S. dollar.
• Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.

December 2013
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-
looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:

Forward-Looking Statements
• expectations regarding the financial impact of the Official Payments acquisition;
• expectations regarding future increases in organic revenue, adjusted EBITDA, operating free cash flow and sales net of term extension;
• expectations that we will generate annual cost synergies with respect to recent prior acquisitions; and
• expectations regarding 2013 financial guidance related to revenue, operating income and adjusted EBITDA.

December 2013
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online Resources, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-
looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual
Report on Form 10-K, Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.

Forward-Looking Statements

December 2013